UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported):  November 27, 2001
                                                          ---------------



                            WILLIAMS CONTROLS, INC.
                            -----------------------
               (Exact name of Company as specified in its charter)


    Delaware                        0-18083                      84-1099587
---------------                  -------------                 --------------
(State or other              (Commission File No.)            (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)


                   14100 S.W. 72ND Avenue, Portland, OR 97224
                   ------------------------------------------
                    (Address of Principal Executive Offices)


                                 (503) 684-8600
                                 --------------
              (Registrant's telephone number, including area code)


                                    Not Applicable
                                    --------------
         (Former name or former address, if changed since last report.)




                                       1


Item 5 - Other Events

The board of directors of Williams Controls, Inc. reports that, effective November 9, 2001, Charles G. McClure has resigned his position as a Director of Williams Controls, Inc. Mr. McClure's position as President and Chief Operating Officer of Federal Mogul Corporation, a company which has filed for Chapter 11 protection, requires his full attention and precludes him from continuing to serve on the board of Williams Controls, Inc.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.


                                            WILLIAMS CONTROLS, INC.



Dated: November 27, 2001                        By: /s/ Dennis E. Bunday
                                                --------------------------------
                                                Dennis E. Bunday
                                                Chief Financial Officer